SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 4, 2004





                             ASPEN TECHNOLOGY, INC.
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               (Exact name of registrant as specified in charter)




        Delaware                0-24786                   04-2739697
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 (State or other juris-       (Commission               (IRS Employer
diction of incorporation      File Number)             Identification No.)




         Ten Canal Park, Cambridge, Massachusetts              02141
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         (Address of principal executive offices)            (Zip Code)





       Registrant's telephone number, including area code: (617) 949-1000





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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On August 4, 2004, Aspen Technology, Inc. announced that Wayne Sim, Senior Vice President -Operations and Chief Product Officer, will resign from the company effective as of August 15, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 4, 2004, the company also announced its financial results for the fiscal year ended June 30, 2004. The full text of the press release issued in connection with these announcements is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Item 12 of Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 4, 2004                    ASPEN TECHNOLOGY, INC.

                                          By:  /s/ Charles F. Kane
                                               --------------------------------
                                               Charles F. Kane
                                               Senior Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
----------        ------------
99.1              Press release issued by Aspen Technology, Inc. on
                  August 4, 2004.